PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS — PRIME OBLIGATIONS PORTFOLIO

SUPPLEMENT DATED OCTOBER 15, 2007 TO PROSPECTUS DATED APRIL 1, 2007

Effective November 1, 2007, the following replaces footnote 1 on page 10 of the Prospectus:

[1]

“Other Expenses” are comprised of three sub-categories: “Service Agent Fees,” “Transfer Agency Fees” and “Other Operating Expenses.” “Other Operating Expenses” include co-administration fees and all other ordinary operating expenses of the Portfolio not listed above. The Co-Administrators are entitled to a co-administration fee from the Portfolio at the annual rate of 0.10% of the average daily net assets of the Portfolio. All or portions of this fee may be retained by either Co-Administrator as they may from time to time agree. Under the Co-Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, Northern Trust Investments, N.A. (“NTI”), as a Co-Administrator, has agreed to reimburse expenses (including fees payable to NTI, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) that exceed on an annualized basis 0.05% of the Portfolio’s average daily net assets.

Effective November 1, 2007, the following replaces the chart on page 11 of the Prospectus:

	TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES — AFTER VOLUNTARY FEE WAIVERS AND CONTRACTUAL REIMBURSEMENTS
	(see footnote 3 on page 10)
Prime Obligations Portfolio	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Shares	0.10%	None	0.05%	0.15%
Service Shares	0.10%	None	0.31%	0.41%
Premier Shares	0.10%	None	0.57%	0.67%

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerninstitutionalfunds.com	NIFSPTMPO 10/07